Harbor International & Global Funds

Supplement to Prospectus dated March 1, 2018
August 22, 2018
Harbor International Fund
The Board of Trustees of Harbor Funds appointed Marathon Asset Management LLP (“Marathon-London”) to serve as the subadviser to Harbor International Fund (the “Fund”) effective August 22, 2018 (the “Effective Date”). Marathon-London replaces Northern Cross, LLC (“Northern Cross”) as subadviser to the Fund.
There is no change in the Fund’s investment objective or management fees. Harbor Capital Advisors, Inc. and not the Fund pays the subadvisory fee to Marathon-London.
As of the Effective Date, the Fund’s investment strategy under Marathon-London and information about Marathon-London and the portfolio managers at Marathon-London responsible for managing the assets of the Fund is as set forth below.
References to Marathon-London hereby replace all references to Northern Cross in the Prospectus.

Principal Investment Strategy
The following replaces the information in the “Principal Investment Strategy” section on page 1 of the Prospectus:
The Fund invests primarily (no less than 65% of its total assets under normal market conditions) in common and preferred stocks of foreign companies located principally in developed markets across Europe, Japan and Asia Pacific ex Japan.
The Subadviser’s investment strategy focuses on identifying attractive long-term investment opportunities that can arise as a result of certain capital cycle, or supply-side, conditions. Capital cycle investing is based on the concept that the prospect of high returns will attract excessive capital and competition. The prospect of low returns will excessively depress new capital investments and discourage competition. The assessments of how management responds to the forces of the capital cycle through its capital allocation strategy and how it is incentivized are both critical to the investment outcome. While capital cycles are often observed at an industry level, particularly where the investment merits of an individual business are influenced by the rationality of actors within a given competitive ecosystem, they are first identified through bottom-up analysis at the company level. The Subadviser broadly characterizes investments within two opposite points of the capital cycle:
■	High Return Phase: Investments in the top half of the capital cycle, where high rates of return within a business and/or industry are being attained, are often characterized as having intrinsic pricing power that allow them to fend off competition and excess capital that would otherwise be drawn to the prospects of high returns. These types of investments can also be characterized as having a consolidated industry market structure with high barriers to entry.
■	Depressed Return Phase: Investments in the bottom half of the capital cycle, where rates of return have fallen to or below the cost of capital and where capital is being repelled as a result, are often characterized as contrarian, deep value investments where an improvement in the economic returns of a business are not accurately discounted by the broad market. A consolidating market structure, where supply and competition are removed, or a radical shift in management strategy, are often conditions leading to these types of investments.
The Subadviser uses fundamental, bottom-up qualitative analysis to evaluate businesses and the industry within which they operate. Research meetings with company management represent a significant aspect of the analysis conducted by the Subadviser. Companies that the Subadviser finds attractive include those that:
■	Deploy capital effectively and efficiently
■	Have high insider ownership and/or where company management are appropriately incentivized to focus on long-term results
■	Operate in a monopolistic, oligopolistic or consolidating industry
■	Show improving or high and sustainable returns on invested capital
■	Generate attractive or improving free-cash-flow
Given the contrarian and long-term nature of the capital cycle, the Subadviser’s investment strategy tends to result in a portfolio of investments that can differ significantly from the Fund’s benchmark index, with average holding periods of seven years or more for individual company investments.
The Subadviser allocates responsibility for sourcing investment opportunities among its portfolio managers by regions of the world, with different portfolio managers responsible for each of Europe, Japan, and the Pacific Basin and emerging markets. Marathon-London maintains an aggregate portfolio that is broadly regionally neutral relative to the benchmark index. However, the portfolio also may have a modest exposure to emerging markets. All of the portfolio managers employ the capital cycle approach to investing across their respective regions in order to identify individual companies for investment. The investment ideas generated across each of the three regions are then combined into the Fund’s overall portfolio. This results in an inherently diversified portfolio that generally maintains investments in between 350 and 450 companies.

Harbor International & Global Funds
Supplement to Prospectus dated March 1, 2018 — Continued

Principal Risks
The following replaces the information in the “Principal Risks” section on page 2 of the Prospectus:
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund include:
Capital Cycle Risk: The Subadviser’s assessment of the capital cycle for a particular industry or company may be incorrect. Investing in companies at inopportune phases of the capital cycle can result in the Fund purchasing company stock at pricing levels that are higher than the market dynamics would support and therefore subject the Fund to greater risk that the stock price would decline rather than increase over time.
Emerging Market Risk: Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Foreign Securities Risk: Because the Fund invests primarily in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Market and Issuer Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Additionally, an adverse event, such as an unfavorable earnings report, may depress the value of a particular issuer’s stock.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect. The Subadviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Small and Mid Cap Risk: The Fund’s performance may be more volatile because it may invest in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small and mid cap stocks may fall out of favor relative to large cap stocks, which may cause the Fund to underperform other equity funds that focus on large cap stocks.
Performance
Effective August 22, 2018, Marathon-London became the Fund’s subadviser. Performance prior to that date is not attributable to Marathon-London.

Additional Information about the Fund’s Investments
EXCHANGE-TRADED FUNDS
From time-to-time, Harbor International Fund may invest in exchange-traded funds (ETFs) for cash management purposes in order to equitize the Fund’s cash position through additional exposure to international equity securities.  During the period of time that Marathon-London is transitioning the Fund’s portfolio from the investments of the prior subadviser to those of Marathon-London, the Fund’s investments in ETFs may be made in reliance on exemptive relief granted to an ETF company by the U.S. Securities

Harbor International & Global Funds
Supplement to Prospectus dated March 1, 2018 — Continued

and Exchange Commission that permits such investments to be made in amounts that exceed the limits of the Investment Company Act of 1940, subject to compliance with the conditions of such exemptive relief.  The Fund, and indirectly, Fund shareholders, will bear their proportionate share of the expenses of each ETF in which the Fund invests, including portfolio management fees and operating expenses, in addition to the expenses of the Fund.  Following the transition of the Fund’s portfolio by Marathon-London, the Fund does not expect to continue relying upon this exemptive relief.

The Subadviser and Portfolio Managers
The following replaces the information in the “The Subadvisers and Portfolio Managers” section on page 28 of the Prospectus:
Harbor International Fund
Marathon Asset Management LLP (“Marathon-London”), located at Orion House, 5 Upper St. Martin’s Lane, London, WC2H 9EA, England, serves as Subadviser to Harbor International Fund. The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Marathon-London employs a team approach, in which each portfolio manager is allocated their own distinct portion of assets to manage within the Fund’s portfolio. Each portfolio manager selects stocks within their region independently from the other portfolio managers with the exception of Messrs. Todd and Nickson who jointly manage their allocation to Japan. Mr. Ostrer and Mr. Arah are jointly responsible for determining the allocations to each portfolio manager.
REGIONAL FOCUS	PORTFOLIO MANAGERS	PROFESSIONAL EXPERIENCE
Europe	Neil M. Ostrer Since 2018	Mr.Ostrer co-founded Marathon-London in 1986. Prior to that he worked at Carnegie International as a Director of International Sales. Mr. Ostrer began his investment career at G.T. Management, where he began managing the G.T. European Unit Trust before he was appointed Director, G.T. Management UK. Mr. Ostrer began his investment career in 1981.
	Charles Carter Since 2018	Mr. Carter joined Marathon-London in 1998 and is a Portfolio Manager focusing on investments in Europe. Mr. Carter began his investment career 1989.
	Nick Longhurst Since 2018	Mr. Longhurst joined Marathon-London in 2003 and is a Portfolio Manager focusing on investments in Europe. Mr. Longhurst began his investment career in 1994.
	William MacLeod Since 2018	Mr. MacLeod joined Marathon-London in 2013 and is a European Portfolio Manager. Previously, he was employed by Odey Asset Management researching European medical companies. Prior to that he worked at Samena Capital & Reyl Asset as well as Goldman Sachs International. Mr. MacLeod began his investment career in 2010.

Harbor International & Global Funds
Supplement to Prospectus dated March 1, 2018 — Continued

REGIONAL FOCUS	PORTFOLIO MANAGERS	PROFESSIONAL EXPERIENCE
Japan	William J. Arah Since 2018	Mr. Arah co-founded Marathon-London in 1986 and has managed assets at Marathon-London since 1987. Previously, he was employed at Rowe and Pitman and at Goldman Sachs based in Tokyo. Mr. Arah began his investment career in 1982.
	Simon Somerville Since 2018	Mr. Somerville joined Marathon-London in 2016 and is a Japan Equity Portfolio Manager. Previously, he worked for Jupiter Asset Management as Strategy Head, Head of Pan Asian Equities and Co-Head of Asian Equities. Prior to that he worked for Cazenove Fund Management as Head of Global and Japan Equities. Mr. Somerville began his investment career in 1990.
	Simon Todd, CFA Since 2018	Mr. Todd joined Marathon-London in 2012 and is a Global Equities Portfolio Manager. Previously, he worked for Majedie Asset Management and Odey Asset Management as a Global Equities Portfolio Manager. Mr. Todd began his investment career in 1997.
	Michael Nickson, CFA Since 2018	Mr. Nickson joined Marathon-London in 2012 and is a Global Equities Portfolio Manager. Prior to joining Marathon-London, he worked for Majedie Asset Management and Odey Asset Management as a Global Equities Portfolio Manager. Mr. Nickson began his investment career in 2003.
Asia Pacific ex Japan	Michael Godfrey, CFA Since 2018	Mr. Godfrey joined Marathon-London in 2012 and covers the Asia Pacific ex-Japan and Emerging Markets for the Global, International, and Pacific Basin strategies. Prior to joining Marathon-London Mr. Godfrey was Co-Manager of M&G Investments. Prior to joining M&G Investments, he worked for Shell Pensions Management Services as an Assistant Portfolio Manager and then Portfolio Manager. Prior to this, he worked for Westpac Investment Management as a Portfolio Manager. Mr. Godfrey began his investment career in 1998.
	David Cull, CFA Since 2018	Mr. Cull joined Marathon-London in 2012 and is a Portfolio Manager covering Asia Pacific ex Japan and Emerging Markets. Prior to joining Marathon-London, he worked at M&G Investments where he was a Global Equity Analyst. Mr. Cull began his investment career in 2006.

Harbor International & Global Funds
Supplement to Prospectus dated March 1, 2018 — Continued

Marathon-London MSCI EAFE Composite Performance Information
The following table presents the past performance of a composite of certain accounts managed by Marathon-London, the Subadviser to Harbor International Fund. The Marathon-London MSCI EAFE Composite (the “Marathon EAFE Composite”) is comprised of all fee-paying accounts under discretionary management by Marathon-London that have investment objectives, policies and strategies substantially similar to those of the Fund. Returns are presented in U.S. dollars. Except to the extent net performance has been adjusted to reflect the operating costs of the Fund, Marathon-London has prepared and presented the historical performance shown for the Marathon EAFE Composite in compliance with the Global Investment Performance Standards (GIPS®). Returns include the reinvestment of interest, dividends and any other distributions. The GIPS method for computing historical performance differs from the Securities and Exchange Commission’s method. Because the gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the Marathon EAFE Composite and certain other expenses that would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of Marathon-London in managing portfolios with substantially similar investment strategies and techniques to those of the Fund. To calculate the performance of the Marathon EAFE Composite net of all operating expenses, the net Fund operating expenses payable by the Institutional, Retirement, Administrative, and Investor Class shares of the Fund, as disclosed in the Prospectus dated March 1, 2018 were used.
The historical performance of the Marathon EAFE Composite is not that of Harbor International Fund and is not necessarily indicative of the Fund’s future results. The Fund’s actual performance may vary significantly from the past performance of the Marathon EAFE Composite. While the accounts comprising the Marathon EAFE Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance. Also, none of the accounts currently comprising the Marathon EAFE Composite are subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to the accounts in the Marathon EAFE Composite, they may have had an adverse effect on the performance results of the Marathon EAFE Composite. However, Marathon-London does not believe that such accounts would have been managed in a significantly different manner had they been subject to such investment limitations, diversification requirements and other restrictions.

marathon EAFE composite*
	Average Annual Total Returns for the Periods Ended June 30, 2018:
	1 Year	3 Years	5 Years	10 Years
Marathon EAFE Composite net of all Institutional Class operating expenses	6.81%	5.24%	7.47%	5.28%
Marathon EAFE Composite net of all Retirement Class operating expenses	6.90	5.32	7.56	5.36
Marathon EAFE Composite net of all Administrative Class operating expenses	6.54	4.98	7.20	5.02
Marathon EAFE Composite net of all Investor Class operating expenses	6.42	4.85	7.08	4.89
Marathon EAFE Composite gross of all operating expenses	7.58	6.00	8.25	6.04
MSCI EAFE (ND) Index**	6.84	4.90	6.44	2.84

	Calendar Year Total Returns for the Periods Ended December 31:
	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
Marathon EAFE Composite net of all Institutional Class operating expenses	-37.94%	29.68%	14.55%	-10.13%	17.10%	28.50%	-4.65%	6.31%	-1.96%	23.39%
Marathon EAFE Composite net of all Retirement Class operating expenses	-37.90	29.78	14.64	-10.06	17.20	28.60	-4.57	6.40	-1.88	23.49
Marathon EAFE Composite net of all Administrative Class operating expenses	-38.10	29.35	14.27	-10.36	16.81	28.17	-4.89	6.05	-2.21	23.08
Marathon EAFE Composite net of all Investor Class operating expenses	-38.17	29.20	14.13	-10.47	16.67	28.02	-5.00	5.92	-2.32	22.94
Marathon EAFE Composite gross of all operating expenses	-37.50	30.62	15.38	-9.48	17.95	29.42	-3.96	7.08	-1.25	24.28
MSCI EAFE (ND) Index**	-43.38	31.78	7.75	-12.14	17.32	22.78	-4.90	-0.81	1.00	25.03

*	This is not the performance of Harbor International Fund. As of June 30, 2018, the Marathon EAFE Composite was composed of 15 accounts, totaling approximately $24.8 billion. The inception date of the Marathon EAFE Composite was May 2, 2003.
**	The MSCI EAFE (ND) Index is an unmanaged index generally representative of major overseas stock markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

Harbor International & Global Funds
Supplement to Prospectus dated March 1, 2018 — Continued

Portfolio Holdings Disclosure Policy
The Portfolio Holdings Disclosure Policy on page 45 is hereby revised as follows with respect to the Fund:
For Harbor International Fund, the full list of portfolio holdings is published quarterly with a 30-day lag, on harborfunds.com and top twenty portfolio holdings as a percentage of its total net assets are published quarterly, with a 15-day lag, on harborfunds.com. This information remains available on Harbor Funds’ website until the information is updated for the subsequent period.
Investors Should Retain This Supplement For Future Reference
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